Exhibit 32


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of WaterChef, Inc. (the "Company") on Form 10-KSB/A For the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David A. Conway, as President and Chief Executive Officer (Principal Operating Officer), herby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The report fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934, and

         2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                         /s/  David A. Conway
                                         --------------------------------------
                                              David A. Conway
                                              President, Chief Executive Officer
                                              and Chief Financial Officer
                                              (Principal Operating Officer)
                                              May 21, 2003